Summary Prospectus Supplement	January 14, 2019

Putnam Research Fund
Summary Prospectus dated November 30, 2018

Effective January 15, 2019, the section Your fund's management is replaced in its entirety with the following:

Your fund's management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Aaron Cooper, Chief Investment Officer, Equities, portfolio manager of the fund since 2011
Kathryn Lakin, Director of Equity Research, portfolio manager of the fund since 2014
Jacquelyne Cavanaugh, Portfolio Manager, Analyst, portfolio manager of the fund since 2014
Andrew O’Brien, Portfolio Manager, Analyst, portfolio manager of the fund since 2018
Walter Scully, Portfolio Manager, Analyst, portfolio manager of the fund since 2010

Sub-advisors

Putnam Investments Limited*
The Putnam Advisory Company, LLC*

*Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

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